Stock-Based Compensation	12 Months Ended
Dec. 31, 2021
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

11. Stock-based Compensation

2014 Plan — In 2014, the Board of Directors approved the adoption of the 2014 Stock Incentive Plan (the “2014 Plan”). The 2014 Plan allows for the award of incentive and nonqualified stock options, restricted stock, and other stock-based awards to employees, officers, directors, consultants, and advisors of the Company. Awards may be made under the Plan for up to 19,914,315 shares of Class A common stock. The Board of Directors administers the 2014 Plan and determines the exercise price of options, purchase price for restricted stock, the rates at which awards vest, and the other terms and conditions of the awards. Options and restricted stock generally vest 25% upon the first anniversary of the grant date and at the rate of 6.25% per quarter thereafter over a three-year period for employees or over the service period for nonemployees and expire 10 years from the date of grant. The 2021 Plan replaced the 2014 Plan.

2021 Plan — In 2021, the Board of Directors approved the adoption of the 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan allows for the award of incentive and nonqualified stock options, restricted stock, and other stock-based awards to employees, officers, directors, consultants, and advisors of the Company. Awards may be made under the Plan for up to 18,384,074 shares of common stock (either Class A or Class B). The Board of Directors administers the 2021 Plan and determines the exercise price of options, purchase price for restricted stock, the rates at which awards vest, and the other terms and conditions of the awards. Options and restricted stock generally vest 25% upon the first anniversary of the grant date and at the rate of 6.25% per quarter thereafter over a three-year period for employees or over the service period for nonemployees and expire 10 years from the date of grant.

The Company grants stock options to employees at exercise prices deemed by the Board of Directors to be equal to the fair value of the common stock at the time of grant. The fair value of the Company’s stock options and warrants on the date of grant is determined by a Black-Scholes pricing model utilizing key assumptions such as common stock price, risk-free interest rate, dividend yield, expected volatility and expected life. The Company’s estimates of these assumptions are primarily based on the fair value of the Company’s stock, historical data, peer company data and judgement regarding future trends. Prior to the Business Combination, the fair value of the Company’s common stock was determined by the Board of Directors at each award grant date based upon a variety of factors, including the results obtained from a third-party valuation, the Company’s financial position and historical financial performance, the status of technological development within the Company’s proposed products, the illiquid nature of the common stock, arm’s-length sales of the Company’s capital stock, including convertible preferred stock, the effect of the rights and preferences of the preferred shareholders, and the prospects of a liquidity event, among others, as the Company’s common stock was not actively traded. Since becoming a publicly traded company, the Company uses its publicly traded stock price as the fair value of its common stock.

During the years ended December 31, 2021 and 2020, the Company granted options to purchase 5,870,433 and 3,415,779 shares, respectively of common stock, to employees and consultants with a fair value of $21.3 million and $0.8 million, respectively, calculated using the Black-Scholes option-pricing model with the following assumptions:

	2021	2020
Risk-free interest rate	0.45% – 1.45%	0.26% – 0.53%
Expected lives, in years	5.20 – 6.11	5.00 – 6.08
Dividend yield	—%	—%
Expected volatility	69.66% – 71.02%	67.45% – 70.36%
Fair value of Common Stock	$1.90 – $13.05	$1.34

The risk-free interest rate assumption is based upon observed interest rates appropriate for the term of the related stock options. The expected life of employee and non-employee stock options was calculated using the average of the contractual term of the option and the weighted-average vesting period of the option, as the Company does not have sufficient history to use an alternative method to calculate an expected life for employees. The Company does not pay a dividend and is not expected to pay a dividend in the foreseeable future. Expected volatility for the Company’s common stock was determined based on an average of the historical volatility of a peer group of similar public companies.

At December 31, 2021 and 2020, the total gross unrecognized stock-based compensation expense related to unvested stock options aggregated $18.8 million and $1.1 million, respectively. The costs remaining as of December 31, 2021 and 2020 are expected to be recognized over a weighted-average period of 3.01 and 3.18 years, respectively.

Total stock-based compensation expense related to all of the Company’s stock-based awards granted is reported in the statements of operations as follows:

	2021	2020
Research and development	$975	$335
Sales and marketing	621	(6)
General and administrative	2,098	119
Total	$3,694	$448

The Company plans to generally issue previously unissued shares of common stock for the exercise of stock options.

There were 4,506,133 shares available for award under the Plan at December 31, 2021.

The option activity of the Plan for the year ended December 31, 2021, is as follows:

	Options	Exercise Price	Weighted Average Remaining Contractual Life (in Years)
Outstanding at January 1, 2021	8,890,535	$0.31	7.89
Granted	5,870,433	5.82	9.41
Exercised	(1,558,908)	0.28	7.05
Cancelled, forfeited, or expired	(1,192,292)	1.14	—
Outstanding at December 31, 2021	12,009,768	$2.92	7.76
Options vested December 31, 2021	4,280,515	$0.50	5.28
Options vested and expected to vest at December 31, 2021	12,009,768	$2.92	7.76

The weighted-average grant date fair value for options granted during 2021 and 2020 was $3.62 and $0.25, respectively. The aggregate intrinsic value of options exercised during the years ended December 31, 2021 and 2020, was $13.0 million and $33 thousand respectively. The aggregate intrinsic value of options exercisable at December 31, 2021 and 2020, was $34.7 million and $0.8 million respectively. The aggregate intrinsic value of options outstanding at December 31, 2021 and 2020, was $76.4 million and $0.9 million respectively.

Common Stock Reserved for Future Issuance

As of December 31, 2021 and 2020, the Company has reserved the following shares of Class A Common Stock for future issuance (in thousands):

	Year Ended December 31,
	2021	2020
Common Stock options outstanding	12,010	8,891
Shares available for issuance under the Plan	4,506	5,699
Bank warrants	—	254
Public warrants	17,249	17,250
Private warrants	10,400	10,400
Total shares of authorized Common Stock reserved for future issuance	44,165	42,494